AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 8, 1998
                                              SECURITIES ACT FILE NO. 333-41617
                                      INVESTMENT COMPANY ACT FILE NO. 811-08539
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                        PRE-EFFECTIVE AMENDMENT NO. 2                       |X|
                        POST-EFFECTIVE AMENDMENT NO.                        |_|

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                       |X|
                              AMENDMENT NO. 2                               |X|

                               ------------------

                                  CVS AUTOMATIC
                         COMMON EXCHANGE SECURITY TRUST
             (Exact Name of Registrant as Specified in its Charter)

                            C/O GOLDMAN, SACHS & CO.
                                 85 BROAD STREET
                            NEW YORK, NEW YORK 10004
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 902-1000

                            KENNETH L. JOSSELYN, ESQ.
                                 85 BROAD STREET
                            NEW YORK, NEW YORK 10004
                     (Name and Address of Agent for Service)

                                   COPIES TO:


                          Robert E. Buckholz, Jr., Esq.
                               Sullivan & Cromwell
                                125 Broad Street

                            New York, New York 10004

                               ------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

         |_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 333- .

                               ------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


 Title of Securities              Proposed Maximum             Amount of
   Being Registered         Aggregate Offering Price(1)     Registration Fee
Trust Automatic Common
  Exchange Securities               $10,000,000                $2,950(2)
-----------------------     ---------------------------     -----------------

(1)      Estimated solely for the purpose of calculating the registration fee.
(2)      Previously paid.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE
================================================================================

                  CVS AUTOMATIC COMMON EXCHANGE SECURITY TRUST

                              CROSS-REFERENCE SHEET

           (PURSUANT TO RULE 404(C) UNDER THE SECURITIES ACT OF 1933)

                            PART A & B OF PROSPECTUS*

ITEM
NUMBER                            CAPTION                                       LOCATION IN PROSPECTUS
------                            -------                                       ----------------------

 1.   Outside Front Cover......................................... Front Cover Page
 2.   Inside Front and Outside Back Cover Page.................... Front Cover Page; Inside Front Cover Page;
                                                                    Outside Back Cover Page
 3.   Fee Table and Synopsis...................................... Prospectus Summary; Fee Table
 4.   Financial Highlights........................................ Not Applicable
 5.   Plan of Distribution........................................ Front Cover Page; Prospectus Summary;
                                                                    Underwriting
 6.   Selling Shareholders........................................ Not Applicable
 7.   Use of Proceeds............................................. Use of Proceeds; Investment Objective and Policies
 8.   General Description of the Registrant....................... Front Cover Page; Prospectus Summary;
                                                                    The Trust; Investment Objective and Policies;
                                                                    Risk Factors
 9.   Management.................................................. Management and Administration of the Trust
10.   Capital Stock, Long-Term Debt and Other
       Securities................................................. Investment Objective and Policies; Description of
                                                                    the Securities; Certain Federal Income Tax
                                                                    Considerations
11.   Defaults and Arrears on Senior Securities................... Not Applicable
12.   Legal Proceedings........................................... Not Applicable
13.   Table of Contents of the Statement
       of Additional Information.................................. Not Applicable
14.   Cover Page.................................................. Not Applicable
15.   Table of Contents........................................... Not Applicable
16.   General Information and History............................. The Trust
17.   Investment Objective and Policies........................... Investment Objective and Policies
18.   Management.................................................. Management and Administration of the Trust
19.   Control Persons and Principal Holders of
       Securities................................................. Management and Administration of the Trust
20.   Investment Advisory and Other Services...................... Management and Administration of the Trust
21.   Brokerage Allocation and Other Practices.................... Investment Objective and Policies
22.   Tax Status.................................................. Certain Federal Income Tax Considerations
23.   Financial Statements........................................ Statement of Assets and Liabilities

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

                   SUBJECT TO COMPLETION, DATED MAY ___, 1998
                                 _______ SHARES
                                  CVS AUTOMATIC
                         COMMON EXCHANGE SECURITY TRUST
        $ . TRUST AUTOMATIC COMMON EXCHANGE SECURITIES (TRACES (TM)/(SM))
      (SUBJECT TO EXCHANGE INTO SHARES OF COMMON STOCK OF CVS CORPORATION)
                               ------------------


      Each of the $ . Trust Automatic Common Exchange Securities (the "Securities") of CVS Automatic Common Exchange Security Trust (the "Trust") represents the right to receive an annual distribution of $ . , and will be exchanged for between 0. shares and one share of Common Stock, par value $.01 per share (the "Common Stock"), of CVS Corporation (the "Company") on the Exchange Date described below.
      The Trust is a newly organized, finite-term Trust established to acquire and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date, and forward purchase contracts (the "Contracts") with one or more existing shareholders of the Company (the "Sellers") relating to the Common Stock. The Trust's investment objective is to provide each holder of Securities with a quarterly distribution of $ . per Security and, on the Exchange Date, a number of shares of Common Stock per Security equal to the Exchange Rate.
      The Exchange Date will be May __, 2001, except that (i) the Sellers may elect to extend the Exchange Date to August __, 2001, provided the Sellers deliver to the Trust additional U.S. Treasury securities sufficient to fund the Trust's quarterly distribution on such date, and (ii) following such an extension, the Sellers may accelerate the Exchange Date, to a date not earlier than May __, 2001, in connection with the consummation of a Rollover Offering. Notwithstanding any such extension or acceleration, Holders will be entitled to receive the quarterly distribution payable on May __, 2001, and the accrued distribution amount through the Exchange Date, if later.
      The Exchange Rate will vary in accordance with a formula, depending on the Average Market Price (as defined herein) of the Common Stock on the Exchange
Date:
      - if the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be the number of shares of Common Stock having a value (determined at the Average Market Price) equal to the Initial Price;
      - if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.__ shares of Common Stock; and
      - if the Average Market Price is less than the Initial Price, the Exchange
Rate will be one share of Common Stock. For purposes of this formula, the Appreciation Threshold Price is $____ and the Initial Price is $____. The formula will be subject to adjustment in certain events.
      In lieu of delivering Common Stock, each Contract entitles the Seller thereunder to elect to pay cash upon settlement of such Contract in an amount equal to the then Average Market Price of the number of shares of Common Stock determined pursuant to the above formula (the "Cash Settlement Alternative"). To the extent the Sellers elect the Cash Settlement Alternative, holders of Securities will receive cash instead of Common Stock upon settlement of the Contracts. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof.
      Holders of Securities will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because holders of Securities will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Common Stock is at or below the Appreciation Threshold Price, and less than all of the appreciation if at that time the Average Market Price is above the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Average Market Price is less than the price to public per Security shown below.
      The Company is not affiliated with the Trust.
      Application will be made to list the Securities on the New York Stock Exchange under the symbol ____. Prior to this offering there has been no public market for the Securities. The last reported sale price of the Common Stock on the New York Stock Exchange on May __, 1998, was $_____ per share.

                                                       (continued on next page)
      SEE "RISK FACTORS" ON PAGE ___ OF THIS PROSPECTUS FOR A DISCUSSION OF CERTAIN FACTORS RELEVANT TO AN INVESTMENT IN THE SECURITIES.
                           ---------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                                                 PRICE TO PUBLIC    SALES LOAD (1)     PROCEEDS TO THE TRUST(2)
                                                                 ---------------    --------------     ------------------------

Per Security..................................................      $                $            (4)        $
Total(3)......................................................      $                $            (4)        $

(1) The Company and the Sellers have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities
     Act of 1933. See "Underwriting".
(2) Expenses of the offering, which are payable by the Sellers, are estimated to be $_______.
(3) The Trust has granted to the Underwriters an option for 30 days to purchase up to an additional _______ Securities at the price to the public per Security, solely to cover over-allotments. If the option is exercised in full, the total Price to Public, Sales Load and Proceeds to the Trust will be $ , $ and $ , respectively. See "Underwriting".
(4) In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters as compensation ("Underwriters' Compensation") $ . per Security. See "Underwriting".

                           ---------------------------
      The Securities are offered severally by the Underwriters, as specified herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that the Securities will be ready for delivery in book entry form only through the facilities of The Depository Trust Company, on or about May __ , 1998, against payment in immediately available funds.

                              GOLDMAN, SACHS & CO.
                           ---------------------------
                   The date of this Prospectus is May__, 1998.

      The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company.

      This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.

      The Securities may be a suitable investment for those investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contracts and the U.S. Treasury securities held by the Trust.

      The Trust will be a grantor trust for federal income tax purposes and each holder of Securities will be treated as the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contracts. For a discussion of the principal United States federal income tax consequences of ownership of Securities, see "Certain Federal Income Tax Considerations".

      THE TRUST IS A NEWLY ORGANIZED CLOSED-END INVESTMENT COMPANY WITH NO PREVIOUS HISTORY OF PUBLIC TRADING. TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A DISCOUNT FROM NET ASSET VALUE. THIS CHARACTERISTIC OF INVESTMENTS IN A CLOSED-END INVESTMENT COMPANY IS A RISK SEPARATE AND DISTINCT FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL DECREASE. THE TRUST CANNOT PREDICT WHETHER ITS SHARES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT MAY BE GREATER FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF AN INITIAL PUBLIC OFFERING.

      CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SECURITIES, INCLUDING OVER-ALLOTMENT, STABILIZING AND SHORT-COVERING TRANSACTIONS IN SUCH SECURITIES, AND THE IMPOSITION OF A PENALTY BID, DURING AND AFTER THE OFFERING. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING".

                               PROSPECTUS SUMMARY

      This summary of the provisions relating to the Securities does not purport to be complete and is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus. Certain terms used in this summary are defined elsewhere in this Prospectus.

THE TRUST

      GENERAL. The Trust is a newly organized, finite-term trust. The Trust will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). Under provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust.

      INVESTMENT OBJECTIVE AND POLICIES. The Trust will acquire and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date, and the Contracts with the Sellers obligating each Seller, on the Exchange Date, to deliver to the Trust a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares subject to such Seller's Contract (or an amount of cash equal to the Average Market Price thereof). The Trust's investment objective is to provide the holders of Securities ("Holders") with a quarterly distribution of $. per Security (which amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust) and, on the Exchange Date, a number of shares of Common Stock per Security equal to the Exchange Rate (or to the extent the Sellers elect the Cash Settlement Alternative, an amount in cash equal to the Average Market Price thereof).

      The Exchange Date will be May __, 2001, except that (i) the Sellers may elect to extend the Exchange Date to August __, 2001 (subject to subsequent acceleration at the election of the Sellers), provided the Sellers deliver to the Trust additional U.S. Treasury Securities sufficient to fund the Trust's quarterly distribution on such date, and (ii) following such an extension, the Sellers may accelerate the Exchange Date, to a date not earlier than May __, 2001, in connection with the consummation of a Rollover Offering. The Holders of record on the regular quarterly record date will receive the full scheduled quarterly distribution on May __, 2001. If the Exchange Date occurs after May __, 2001, the Holders of record on the Exchange Date will receive unpaid distributions accruing to the Exchange Date but not thereafter.

      The Exchange Rate will vary in accordance with a formula, depending on the Average Market Price (as defined herein) of the Common Stock on the Exchange
Date:

      - if the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be the number of shares of Common Stock having a value (determined at the Average Market Price) equal to the Initial Price;

      - if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.__ shares of Common Stock; and

      - if the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Common Stock.

For purposes of this formula, the Appreciation Threshold Price is $____ and the Initial Price is $____. The formula will be subject to adjustment in certain events.

      The Exchange Rate formula provides the Trust with the potential for a portion of any capital appreciation above the Appreciation Threshold Price on the Common Stock, but no protection from depreciation of the Common Stock.

Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See "Investment Objective and Policies -- Trust Termination".

      STRUCTURE. The purchase price under the Contracts is equal to $ per share of Common Stock initially subject thereto and $ (_________ shares of Common Stock) in the aggregate (assuming no exercise of the Underwriters' over-allotment option) and is payable to the Sellers by the Trust at the closing of the offering of the Securities, out of the proceeds of such offering. The obligations of the Sellers under the Contracts will be secured by a pledge of the Common Stock (or at the election of the Sellers, by substitute collateral consisting of short-term, direct obligations of the U.S. Government). See "Investment Objective and Policies -- The Contracts -- Collateral Arrangements; Acceleration."

      The balance of the offering proceeds will be used to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities through May __, 2001. The Sellers may extend the Exchange Date to August __, 2001 (subject to subsequent acceleration at the election of the Sellers), provided they deliver to Trust, on or prior to May __, 2001, additional U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distribution payable with respect to the Securities on August __, 2001. The Sellers will be entitled, under the Contracts, to repurchase such additional U.S. Treasury securities from the Trust on or prior to the Exchange Date, at a price equal to the aggregate unpaid distributions on the Securities accruing to the Exchange Date.

THE OFFERING

      The Trust is offering _________ Securities to the public at a purchase price of $ per Security (which is equal to the last reported sale price of the Common Stock on the date of this Prospectus) through Goldman, Sachs & Co. ("Goldman Sachs" or the "Underwriters"). In addition, the Underwriters have been granted options to purchase up to _______ additional Securities solely for the purpose of covering over-allotments. See "Underwriting".

THE SECURITIES

      GENERAL. The Securities are designed to provide investors with a higher distribution per Security than the dividend currently paid per share on the Common Stock. The annual distribution per Security is $ . Based on the current annual dividend rate of $.__ per share of Common Stock, the annual per share distribution per Security is $ greater than the current annual per share dividend rate on the Common Stock. Future declarations of dividends on the Common Stock by the Company and the amount of such dividends are discretionary with its Board of Directors and subject to legal and other factors. Such further declarations will necessarily depend on the Company's future earnings, financial condition, capital requirements and other factors. Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock. A portion of each year's distributions on the Securities will constitute a return of capital for U.S. federal income tax purposes. See "Investment Objectives and Policies -- Tax Treatment of Distributions".

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Common Stock is at or below the Appreciation Threshold Price (which represents an appreciation of % of the Initial Price). Moreover, because a Holder will only receive 0.__ shares of Common Stock per Security (or the Average Market Price thereof) if the Average Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange % of any appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Average Market Price on the Exchange Date is less than the price to public per Security shown on the cover page hereof.

      DISTRIBUTIONS. Holders are entitled to receive distributions at the rate per Security of $ per annum or $ per quarter, payable quarterly on each February __, May __, August __ and November __ or, if any such date is not a business day, on the next succeeding business day, to Holders of record as of each February __, May __, August __ and November __, respectively. The first distribution will be payable on August __, 1998 to Holders of record as of August __ , 1998. See "Investment Objective and Policies -- Tax Treatment of Distributions".

      MANDATORY EXCHANGE. On the Exchange Date, each outstanding Security will be exchanged automatically for between 0.__ shares and one share of Common Stock, subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Common Stock. In lieu of delivering Common Stock, each Contract entitles the Seller thereunder to elect to pay cash upon settlement of such Contract in an amount equal to the then Average Market Price of the number of shares of Common Stock determined pursuant to the above formula (the "Cash Settlement Alternative"). To the extent the Sellers elect the Cash Settlement Alternative, holders of Securities will receive cash instead of Common Stock on the Exchange Date.

      The "Average Market Price" per share of Common Stock on any date means the average Closing Price per share of Common Stock for the 20 Trading Days immediately prior to, but not including, such date, provided that for purposes of determining the payment required upon cash settlement of the Contracts in connection with a Rollover Offering, "Average Market Price" means the Closing Price per share of Common Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

      "Rollover Offering" means a reoffering or refinancing of all (but not less than all) of the Securities effected not earlier than May __, 2001 by means of a completed public offering or offerings (which may include one or more exchange offers) by or on behalf of the Sellers. The Trustees will notify the Holders of
(i) any election of the Cash Settlement Alternative, and whether it is intended to be in connection with a Rollover Offering, not less than 30 nor more than 90 days prior to the Exchange Date, and (ii) any acceleration of the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date.

      In addition, in the event of a merger of the Company with another entity, or the liquidation of the Company, or certain related events, Holders would receive consideration in the form of cash or Marketable Securities (as defined below under the caption "Investment Objective and Policies -- The Contracts -- Dilution Adjustments") rather than shares of Common Stock. Further, the occurrence of certain defaults by the Sellers under the Contracts or the collateral arrangements would cause the acceleration of the Contracts and the exchange of each Security for an amount of shares of Common Stock (or Marketable Securities), cash, or a combination thereof, in respect of the shares of Common Stock and the U.S. Treasury Securities. See "Investment Objective and Policies -- The Contracts -- Collateral Arrangements; Acceleration"; "-- The U.S. Treasury Securities" and "-- Trust Termination".

      VOTING RIGHTS. Holders will have the right to vote on matters affecting the Trust, as described below under the caption "Description of the Securities", but will have no voting rights with respect to the Common Stock prior to receipt of shares of Common Stock by the Holders as a result of the exchange of the Securities for the Common Stock on the Exchange Date or upon earlier settlement. See "Investment Objective and Policies -- The Company" and "Description of the Securities".

THE COMPANY

      The Company is a leader in the chain drugstore industry in the United States. As of March 31, 1998, after giving effect to the merger with Arbor Drugs, Inc. completed on March 31, 1998, the Company operated approximately 4,100 stores in 25 states in the Northeast, Mid-Atlantic, Midwest and Southeast regions and in the District of Columbia, making the Company one of the largest drugstore chains in the nation in terms of store count.

      Reference is made to the accompanying prospectus of the Company (pages A-1 through A-_ hereto) which describes the Company and the shares of Common Stock of the Company deliverable to the Holders upon mandatory exchange of the Securities on the Exchange Date. The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities. The Company prospectus relates to an aggregate of _________ shares of Common Stock (plus an additional _______ shares that may be delivered upon exercise of the Underwriters' over-allotment option).

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      The Trust will be treated as a grantor trust for federal income tax purposes. Accordingly, each Holder will be treated for federal income tax purposes as the owner of its pro rata portion of the U.S. Treasury securities and the Contracts initially acquired by the Trust, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. The U.S. Treasury securities initially acquired by the Trust will be treated for federal income tax purposes as having "original issue discount" that will accrue over the term of such U.S. Treasury securities. Actual receipts of cash in respect of such U.S. Treasury securities will not be included in income, however, but rather will reduce the aggregate tax basis of the Securities. A holder will have taxable gain or loss upon receipt by the Trust of cash in lieu of Common Stock. Holders should also be aware that there are alternative characterizations of the assets of the Trust and the Securities which could require Holders to include more interest in income than they would include in income under the analysis set out above. See "Certain Federal Income Tax Considerations".

MANAGEMENT AND ADMINISTRATION OF THE TRUST

      The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the Trust will be carried out by _________________ (or its successor) as trust administrator (the "Administrator"). ____________________ (or its successor) will also act as custodian (the "Custodian") for the Trust's assets and as paying agent (the "Paying Agent"), registrar and transfer agent with respect to the Securities. Except as aforesaid, ____________________ has no other affiliation with, and is not engaged in any other transaction with, the Trust. See "Management and Administration of the Trust".

LIFE OF THE TRUST

      The Trust will terminate automatically on or shortly after the Exchange Date. Promptly after the Exchange Date the shares of Common Stock or cash, as the case may be, to be exchanged for the Securities and other remaining Trust assets, if any, will be distributed pro rata to Holders. See "Investment Objective and Policies -- Trust Termination".

RISK FACTORS

      The Trust will not be managed in the traditional sense. The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Common Stock or adverse changes in the financial condition of the Company. See "Risk Factors -- Internal Management; No Portfolio Management" and "Management and Administration of the Trust -- Trustees".

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. There is no assurance, however, that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Common Stock is below the Appreciation Threshold Price (which represents an appreciation of % of the Initial Price). Moreover, because a Holder will only receive 0. shares of Common Stock per Security (or the Average Market Price thereof) if the Average Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange % of any appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in equity value if the Average Market Price on the Exchange Date is less than the price to public per Security shown on the cover page hereof.

      The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only assets held by the Trust will be the U.S. Treasury securities and the Contracts, the Trust will be subject to greater risk than would be the case for an investment company with diversified investments. See "Investment Objective and Policies" and "Risk Factors -- Non-Diversified Status".

      The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Common Stock in the secondary market. Trading prices of Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

      Holders of the Securities will not be entitled to any rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers shall have delivered shares of Common Stock pursuant to the Contracts.

LISTING

      Application will be made to list the Securities on the New York Stock Exchange (the "NYSE") under the symbol ____.

FEES AND EXPENSES

      In light of the fact that the proceeds of the sale of the Securities will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay Underwriters' Compensation to the Underwriters of $ . per Security. See "Underwriting". Estimated organization costs of the Trust in the amount of $10,000 and estimated costs of the Trust in connection with the initial registration and public offering of the Securities in the amount of $_______ will be paid by the Sellers. Each of the Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by the Sellers at the closing of the offering of the Securities a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the Trust (estimated to be $_______ in the aggregate), over the term of the Trust. The Sellers have agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. See "Management and Administration of the Trust -- Estimated Expenses".

      Regulations of the Securities and Exchange Commission ("SEC") applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust will not bear any fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to be bearing indirectly are (i) the Underwriters' Compensation payable by the Sellers with respect to such investor's Securities and (ii) the ongoing expenses of the Trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $_______ per year, payable by the Sellers at the closing of the offering. See "Investment Objective and Policies -- General".

    INVESTOR TRANSACTION EXPENSES
    Sales Load (as a percentage of offering price).....................    %
    Dividend Reinvestment and Cash Purchase Plan Fees..................  N/A

    ANNUAL EXPENSES
    Management Fees....................................................   0%
    Other Expenses.....................................................    %
         Total Annual Expenses.........................................    %

      SEC regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVE AND POLICIES -GENERAL". ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.


EXAMPLE                                                                          1 YEAR      3 YEARS
-------                                                                          ------     -------

You would bear the following expenses (i.e., the applicable sales load and allocable portion of ongoing expenses paid by the Sellers) on a $1,000
  investment, assuming a 5% annual return.....................................   $           $


                                    THE TRUST

      The Trust is a newly organized New York trust and is registered as a closed-end investment company under the Investment Company Act. The Trust was formed on December 5, 1997 pursuant to a trust agreement dated as of such date and amended and restated as of May __, 1998. The address of the Trust is 85 Broad Street, New York, New York 10004 (telephone no. (212) 902-1000).


                                 USE OF PROCEEDS

      The net proceeds of this offering will be used immediately upon the closing of this offering (a) to purchase a fixed portfolio comprised of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities and the payment dates thereof, and (b) to pay the purchase price under the Contracts to the Sellers.


                        INVESTMENT OBJECTIVE AND POLICIES

GENERAL

      The Trust will acquire and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the Exchange Date and the Contracts relating to the Common Stock of the Company. The Trust's investment objective is to provide each Holder with a quarterly cash distribution of $ . per Security (which amount equals the pro rata portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust) and, on the Exchange Date, a number of shares of Common Stock per Security equal to the Exchange Rate (or to the extent the Sellers select the Cash Settlement Alternative, an amount in cash equal to the Average Market Price thereof).

      The Exchange Date will be May __, 2001, except that (i) the Sellers may elect to extend the Exchange Date to August __, 2001 (subject to subsequent acceleration at the election of the Sellers), provided the Sellers deliver to the Trust additional U.S. Treasury securities sufficient to fund the Trust's quarterly distribution on such date, and (ii) following such an extension, the Sellers may accelerate the Exchange Date, to a date not earlier than May __, 2001, in connection with the consummation of a Rollover Offering. The Holders of record on the regular quarterly record date will receive the full scheduled quarterly distribution on May __, 2001. If the Exchange Date occurs after May __, 2001, the Holders of record on the Exchange Date will receive unpaid distributions accruing to the Exchange Date, but not thereafter.

      The Exchange Rate will vary in accordance with a formula, depending on the Average Market Price of the Common Stock on the Exchange Date:

      - if the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be the number of shares of Common Stock having a value (determined at the Average Market Price) equal to the Initial Price;

      - if the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.__ shares of Common Stock; and

      - if the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Common Stock.

The formula will be subject to adjustment in certain events. See "-- The Contracts -- Dilution Adjustments". For purposes of the first part of the formula, the Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of Securities will receive cash in lieu thereof. See "-- Trust Termination".

      The "Average Market Price" per share of Common Stock on any date means the average Closing Price (as defined below) of a share of Common Stock on the 20 Trading Days (as defined below) immediately prior to but not including such date, provided that for purposes of determining the payment required upon cash settlement of the Contracts in connection with a Rollover Offering, "Average Market Price" means the Closing Price per share of Common Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 P.M., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

      "Rollover Offering" means a reoffering or refinancing of all (but not less than all) of the Securities effected not earlier than May __, 2001, by means of a completed public offering or offerings (which may include one or more exchange offers) by or on behalf of the Sellers.

      The "Closing Price" of the Common Stock on any date of determination means the daily closing sale price (or, if no closing sale price is reported, the last reported sale price) of the Common Stock as reported on the NYSE Consolidated Tape on such date of determination or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The NASDAQ National Market or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, provided that if any event that results in an adjustment to the number of shares of Common Stock deliverable under the Contracts as described under "-- The Contracts -- Dilution Adjustments" occurs prior to the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted to reflect the occurrence of such event.

      A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

      A fundamental policy of the Trust is to invest at least 70% of its total assets in the Contracts. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. The foregoing investment objective and policies are fundamental policies of the Trust that may not be changed without the approval of a majority of the Trust's outstanding Securities. A "majority of the Trust's outstanding Securities" means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

      The value of the Common Stock (or cash or Marketable Securities received in lieu thereof) that will be received by Holders in respect of the Securities on the Exchange Date may be more or less than the amount paid for the Securities offered hereby.

      For illustrative purposes only, the following chart shows the number of shares of Common Stock that a Holder would receive for each Security at various Average Market Prices. The chart assumes that there would be no adjustments to the number of shares of Common Stock deliverable under the Contracts by reason of the occurrence of any of the events described under "-- The Contracts -- Dilution Adjustments". There can be no assurance that the Average Market Price on the Exchange Date will be within the range set forth below. Given the Initial Price of $ per Security and the Appreciation Threshold Price of $ , a Holder would receive in connection with the exchange of Securities on the Exchange Date the following number of shares of Common Stock:

       AVERAGE MARKET PRICE                 NUMBER OF SHARES
         OF COMMON STOCK                    OF COMMON STOCK
-------------------------------     -------------------------------



TAX TREATMENT OF DISTRIBUTIONS

      The following table sets forth information regarding the distributions to be received on the U.S. Treasuries to be acquired by the Trust with a portion of the proceeds of the Offering (assuming no exercise of the Underwriters' over-allotment option), the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing (assuming a yield-to-maturity accrual election in respect of any short-term U.S. Treasury securities) on such U.S. Treasuries with respect to a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering. See "Certain Federal Income Tax Considerations -- Recognition of Original Issue Discount on the U.S. Treasury Securities". Holders should not be required to include any amounts in income upon the Trust's receipt of additional U.S. Treasury securities as a result of the extension of the Exchange Date and should not be required to include any original issue discount in income in respect of such U.S. Treasury Securities. See "Certain Federal Income Tax Considerations -- Extension of the Exchange Date."



                                                          ANNUAL GROSS
                                    ANNUAL GROSS       DISTRIBUTIONS FROM    ANNUAL RETURN OF      ANNUAL INCLUSION OF
                                 DISTRIBUTIONS FROM      U.S. TREASURIES       CAPITAL PER       ORIGINAL ISSUE DISCOUNT
YEAR                              U.S. TREASURIES         PER SECURITY          SECURITY          IN INCOME PER SECURITY
----                             -----------------    -------------------   ----------------     -----------------------

1998...........................
1999...........................
2000...........................
2001...........................

      The annual distribution of $ per Security is payable quarterly on each February __, May __, August __ and November __, commencing August __, 1998. Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Common Stock. See "Management and Administration of the Trust -- Distributions".

ENHANCED YIELD; LESS EQUITY APPRECIATION THAN COMMON STOCK; NO DEPRECIATION PROTECTION

      Holders will receive distributions at a higher annual rate than the current annual dividends paid on the Common Stock. However, there is no assurance that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the Securities is less than that afforded by an investment in the Common Stock because Holders will realize no equity appreciation if, on the Exchange Date, the Average Market Price of the Common Stock is at or below the Appreciation Threshold Price (which represents an appreciation of % of the Initial Price). Moreover, because Holders will only receive 0. shares of Common Stock per Security (or the Average Market Price thereof) if the Average Market Price exceeds the Appreciation Threshold Price, Holders will only be entitled to receive upon exchange % (the percentage equal to the Initial Price divided by the Appreciation Threshold Price) of any appreciation of the value of the Common Stock in excess of the Appreciation Threshold Price. Holders of Securities will realize the entire decline in value if the Average Market Price on the Exchange Date is less than the price to public per Security shown on the cover page hereof.

THE COMPANY

      The Company is a leader in the chain drugstore industry in the United States. As of March 31, 1998, after giving effect to the merger with Arbor Drugs, Inc. completed on March 31, 1998, the Company operated approximately 4,100 stores in 25 states in the Northeast, Mid-Atlantic, Midwest and Southeast regions and in the District of Columbia, making the Company one of the largest drugstore chains in the nation in terms of store count.

      The shares of Common Stock are traded on the New York Stock Exchange. The following table sets forth, for the calendar quarters indicated, the reported high and low sales prices of the shares of Common Stock on the New York Stock Exchange Composite Tape and the cash dividends per share of Common Stock. As of March 28, 1998, there were approximately 9,900 record holders of the Common Stock, including The Depository Trust Company, which holds shares of Common Stock on behalf of an indeterminate number of beneficial owners.


                                                                    HIGH         LOW        DIVIDEND
                                                                                           PER SHARE
                                                                  --------    --------    ------------
1996
   1st Quarter...................................................   $363/8    $27 1/4          $0.11
   2nd Quarter...................................................    44 1/2    35 1/4           0.11
   3rd Quarter...................................................    46        36 5/8           0.11
   4th Quarter...................................................    44 3/4    36 3/8           0.11
1997
   1st Quarter...................................................   $48       $39              $0.11
   2nd Quarter...................................................    53 3/4    44 1/4           0.11
   3rd Quarter...................................................    60        50 7/8           0.11
   4th Quarter                                                       70        54 5/8           0.11
1998
   1st Quarter...................................................    7713/16   60 7/8          $0.11
   2nd Quarter (through May 6, 1998).............................    80        68 7/16          0.11


      Holders will not be entitled to rights with respect to the Common Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) until receipt of shares of Common Stock by the Holders as a result of the exchange of the Securities for the Common Stock on the Exchange Date.

      Reference is made to the accompanying prospectus of the Company, dated May __, 1998 (pages A-1 through A-_ hereto) which describes the Company and the shares of Common Stock deliverable to the Holders upon mandatory exchange of the Securities on the Exchange Date. The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities. The Company prospectus relates to an aggregate of _________ shares of Common Stock (plus an additional _______ shares that may be delivered upon exercise of the Underwriters' over-allotment option).

THE CONTRACTS

      GENERAL. The Trust will enter into a Contract with each Seller obligating that Seller to deliver to the Trust on the Exchange Date a number of shares of Common Stock equal to the product of the Exchange Rate times the initial number of shares of Common Stock subject to such Contract. The aggregate initial number of shares of Common Stock under the Contracts will equal the aggregate number of Securities offered hereby (subject to increase in the event the Underwriters exercise their over-allotment option). Each Contract also provides that the Seller thereunder may deliver to the Trust upon settlement of such Contract, at such Seller's option, an amount of cash equal to the then Average Market Price of the number of shares of Common Stock deliverable pursuant to such Contract (the "Cash Settlement Alternative"). If a Seller elects to deliver cash in lieu of shares of Common Stock, such Seller would be required to deliver cash in respect of all shares deliverable pursuant to such Seller's Contract. The Trustees will notify the Holders of (i) any election of the Cash Settlement Alternative, and whether it is intended to be in connection with a Rollover

Offering (which would affect the computation of the Average Market Price in connection with such settlement, as described under "General" above), not less than 30 nor more than 90 days prior to the Exchange Date, and (ii) any acceleration of the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date. The cash payment received by the Trust upon such settlement will be distributed to Holders within five business days of the Exchange Date. If notice of a cash settlement in connection with a Rollover Offering is given but the Rollover Offering is not completed, the Contracts will settle by cash payment on May __, 2001 (or August __, 2001 if the Exchange Date was previously extended) and the Average Market Price will be computed on the basis of the average Closing Price for 20 Trading Days.

      The Exchange Date may be extended to August __, 2001 (subject to subsequent acceleration at the election of the Sellers), provided the Sellers deliver to Trust, on or prior to May __, 2001, additional U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distribution payable with respect to the Securities on August __, 2001. The Sellers will be entitled, under the Contracts, to repurchase such additional U.S. Treasury securities from the Trust on or prior to the Exchange Date, at a price equal to the aggregate unpaid distributions on the Securities accruing to the Exchange Date.

      Each Contract also provides that if the Seller thereunder delivers Securities to the Trust on or prior to the Exchange Date, its obligation under the Contract will be proportionately reduced. Such delivery of Securities in partial or complete satisfaction of a Seller's obligations will not affect the amount of Common Stock or cash receivable by Holders of Securities on the Exchange Date.

      The purchase price of the Contracts was arrived at by arm's-length negotiation between the Trust and the Sellers taking into consideration factors including the price, expected dividend level and volatility of the Common Stock, current interest rates, the term of the Contracts, current market volatility generally, the collateral security pledged by the Sellers, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Securities. All matters relating to the administration of the Contracts will be the responsibility of either the Administrator or the Custodian.

      DILUTION ADJUSTMENTS. The Exchange Rate is subject to adjustment if the Company (i) pays a stock dividend or makes a distribution with respect to the Common Stock in shares of such stock, (ii) subdivides or splits its outstanding shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of its shares of Common Stock any shares of other common stock of the Company. In any such event, the Exchange Rate shall be adjusted as follows: for each share of Common Stock that would have been deliverable upon exchange prior to the adjustment, the Holder will receive the number of shares of Common Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto), or fraction thereof, that a shareholder who held one share of Common Stock immediately prior to such event would be entitled solely by reason of such event to hold immediately after such event.

      In addition, if the Company issues rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Then-Current Market Price of the Common Stock (as defined below) (other than rights to purchase Common Stock pursuant to a plan for the reinvestment of dividends or interest), then the Exchange Rate shall be adjusted pursuant to the following formula:

                           A =  ER   x     OS + AS
                                           -------
                                           OS + PS

      where

      ER = the Exchange Rate prior to the adjustment;

      OS = the number of shares of Common Stock outstanding immediately prior to the time (determined as described below) the adjustment is calculated by reason of the issuance of such rights or warrants;

      AS = the number of additional shares offered for subscription or purchase pursuant to such rights or warrants; and

      PS = the number of additional shares that the aggregate offering price of the shares so offered for subscription or purchase would purchase at the Then-Current Market Price.

To the extent that, after expiration of such rights or warrants, the shares offered thereby shall not have been delivered, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the foregoing adjustment been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

      The "Then-Current Market Price" of the Common Stock means the average Closing Price per share of Common Stock for a Calculation Period of five Trading Days immediately prior to the time such adjustment is effected (or, in the case of an adjustment effected at the opening of business on the business day following a record date, as described below, immediately prior to the earlier of the time such adjustment is effected and the related "ex-date" on which the shares of Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance); provided that if no Closing Price for the Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Day shall be disregarded in the calculation of the Then-Current Market Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Common Stock is determined for any of such Trading Days, the most recently available Closing Price for the Common Stock prior to such five Trading Days shall be the Then-Current Market Price. "Calculation Period" means any period of Trading Days for which an average security price must be determined pursuant to the Contracts.

      In addition, if the Company pays a dividend or makes a distribution to all holders of Common Stock, in either case, of evidences of its indebtedness or other non-cash assets (excluding any stock dividends or distributions in shares of Common Stock) or issues to all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the second paragraph of this subsection), then the Exchange Rate shall be adjusted pursuant to the following formula:

                                A =  ER    x      T
                                                -----
                                                T - V

      where

      ER = the Exchange Rate prior to adjustment;

      T = the Then-Current Market Price per share of Common Stock; and

      V = the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is calculated of the portion of such evidences of indebtedness, non-cash assets or rights or warrants payable in respect of one share of Common Stock.

      In addition, if the Company distributes cash (other than an Excluded Distribution ), by dividend or otherwise, to all holders of Common Stock or makes an Excess Purchase Payment, then the Exchange Rate shall be adjusted pursuant to the following formula:

                           A    =    ER    x      T
                                                ----
                                                T - D

      where

      ER = the Exchange Rate prior to adjustment;

      T = the Then-Current Market Price on the record date in respect of such distribution; and

      D = the amount of such distribution applicable to one share of Common
          Stock that would not be a Permitted Dividend (or in the case of an Excess Purchase Payment, the aggregate amount of such Excess Purchase Payment divided by the number of outstanding shares of Common Stock on such record date).

      For purposes of these adjustments,

      (a) the term "Excluded Distribution" means any Permitted Dividend, any cash distributed in consideration of fractional shares of Common Stock and any cash distributed in a Reorganization Event;

      (b) the term "Permitted Dividend" means any quarterly cash dividend in respect of the Common Stock, other than a quarterly cash dividend that exceeds the immediately preceding quarterly cash dividend, and then only to the extent that the per share amount of such dividend results in an annualized dividend yield on the Common Stock in excess of ______%; and

      (c) the term "Excess Purchase Payment" means the excess, if any, of (i) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) of all other consideration paid by the Company with respect to one share of Common Stock acquired in a tender offer or exchange offer by the Company over (ii) the Then-Current Market Price per share of Common Stock.

      If any adjustment in the Exchange Rate is required to be calculated pursuant to the formulas described above, corresponding adjustments to the Initial Price and the Appreciation Threshold Price shall be calculated.

      Dilution adjustments shall be effected: (i) in the case of any dividend, distribution or issuance described above, at the opening of business on the business day following the record date for determination of holders of Common Stock entitled to receive such dividend, distribution or issuance or, if the announcement of any such dividend, distribution or issuance is after such record date, at the time such dividend, distribution or issuance shall be announced by the Company; (ii) in the case of any subdivision, split, combination or reclassification described above, on the effective date of such transaction;
(iii) in the case of any Excess Purchase Payment for which the Company shall announce, at or prior to the time it commences the relevant share repurchase, the repurchase price for such shares to be repurchased, on the date of such announcement; and (iv) in the case of any other Excess Purchase Payment, on the date that the holders of Common Stock become entitled to payment with respect thereto. There will be no adjustment under the Contracts in respect of any dividends, distributions, issuances or repurchases that may be declared or announced after the Exchange Date. If any announcement or declaration of a record date in respect of a dividend, distribution, issuance or repurchase shall subsequently be canceled by the Company, or such dividend, distribution, issuance or repurchase shall fail to receive requisite approvals or shall fail to occur for any other reason, then the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the adjustment for such dividend, distribution, issuance or repurchase not been made. If after an announcement of a share repurchase, the Company reduces the repurchase price or repurchases fewer shares than announced, upon completion of such share repurchase, the Exchange Rate shall be further adjusted to equal the Exchange Rate that would have been in effect had the adjustment for such repurchase been based on the actual price and amount repurchased. All adjustments described herein shall be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      In the event of a Reorganization Event, the Exchange Rate will be adjusted such that, on the Exchange Date, each Holder will receive for each Security cash in an amount equal to:

                  (i) if the Transaction Value (as defined below) is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price,

                 (ii) if the Transaction Value is greater than or equal to the Appreciation Threshold Price, 0.__ multiplied by the Transaction Value, and

                (iii) if the Transaction Value is less than the Initial Price, the Transaction Value;

provided, however, that if the consideration received by holders of Common Stock in such Reorganization Event does not include Marketable Securities, then (a) the Sellers' delivery obligations under the Contracts will be accelerated, and the Transaction Value will be deliverable promptly upon consummation of the Reorganization Event; (b) the Custodian will liquidate the U.S. Treasury securities acquired by the Trust at closing and then held by the Trust; and (c) such Transaction Value and the proceeds of such liquidation will be distributed to the Holders.

      Notwithstanding the foregoing, to the extent that any Marketable Securities (as defined below) are received by holders of Common Stock in such Reorganization Event, then in lieu of delivering cash as provided above, the Sellers may at their option deliver a proportional amount of such Marketable Securities on the Exchange Date. If the Sellers elect to deliver Marketable Securities on the Exchange Date, Holders will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such securities.

      "Reorganization Event" means (A) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (B) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company or any Company Successor.

      "Transaction Value" means (i) for any cash received in any such Reorganization Event, the amount of cash received per share of Common Stock,
(ii) for any property other than cash or Marketable Securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any Marketable Securities received in any such Reorganization Event, an amount equal to the average Closing Price per share of such securities on the 20 Trading Days immediately prior to the Exchange Date multiplied by the number of such securities received for each share of Common Stock; provided that if no Closing Price for such Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities is determined for all such Trading Days, the calculation in the preceding clause
(iii) shall be based on the most recently available Closing Price for the Marketable Securities prior to such 20 Trading Days. The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (iii) shall be subject to adjustment if a dilution event of the type described above shall occur with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.

      For purposes of determining Transaction Value, the term "Trading Day" and "Closing Price" will have the same meaning, as applied to the Marketable Securities, as these terms have as applied to the Common Stock for purposes of determining the Average Market Price.

      "Marketable Securities" means any common equity securities (whether voting or non-voting) listed on a U.S. national securities exchange or reported by The NASDAQ National Market.

      No dilution adjustments will be made for events, other than those described above, such as offerings of Common Stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

      COLLATERAL ARRANGEMENTS; ACCELERATION. Each Seller's obligations under the Contract between such Seller and the Trust initially will be secured by a security interest in the maximum number of shares of Common Stock subject to such Contract (subject to adjustment in accordance with the dilution adjustment provisions of such Contract, described above), pursuant to a Collateral Agreement between such Sellers and ____________________, as collateral agent (the "Collateral Agent"). Unless a Seller is in default in its obligations under its Collateral Agreement, such Seller will be permitted to substitute for the pledged shares of Common Stock collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price of the Common Stock at the time of each valuation times the number of shares of Common Stock for which such obligations are being substituted. The Collateral Agreements will provide that, in the event of a Reorganization Event, each Seller will pledge as alternative collateral any Marketable Securities received by it in respect of the maximum number of shares of Common Stock subject to its Contract at the time of the Reorganization Event, plus cash in an amount equal to 100% of such Seller's Cash Delivery Obligations (or U.S. Government obligations having an aggregate market value when pledged and at daily mark-to-market valuations thereafter of not less than 105% thereof). The Collateral Agent will be required, under the Collateral Agreements, to invest any such cash in U.S. Treasury securities maturing on or before May __, 2001. A Seller's "Cash Delivery Obligations" shall be the Transaction Value of any consideration other than Marketable Securities received by such Seller in respect of the maximum number of shares subject to its Contract at the time of the Reorganization Event. The number of shares of Marketable Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contracts shall occur. The Sellers will be permitted to substitute U.S. Government obligations for Marketable Securities pledged at the time of or after any Reorganization Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price per share of Marketable Securities at the time of each valuation times the number of shares of Marketable Securities for which such obligations are being substituted. The Collateral Agent will promptly pay over to each Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral pledged by such Seller, including any substitute collateral, unless such Seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to such Seller would cause the collateral to become insufficient under its Collateral Agreement. Each Seller shall have the right to vote any pledged shares of Marketable Securities for so long as such shares are owned by it and pledged under its Collateral Agreement, including after an event of default under such Seller's Contract or Collateral Agreement.

      If the Collateral Agent shall determine (an "Insufficiency Determination") that U.S. Government obligations pledged by any Seller as substitute collateral shall fail to meet the foregoing requirements at any valuation, or that such Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Common Stock or shares of Marketable Securities subject to such Contract, and such failure shall not be cured by the close of business on the next business day after such determination, then, unless a Collateral Event of Default (as defined below) under such Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of shares of Common Stock or shares of Marketable Securities, in an amount sufficient to cause the collateral to meet the requirements under such Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under such Collateral Agreement shall have occurred and be continuing. A "Collateral Event of Default" under such Seller's Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Common Stock subject to such Seller's Contract at such time (or, if a Reorganization Event shall have occurred at or prior to such time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for shares of Common Stock (or shares of Marketable Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price per share of Common Stock (or the then-Average Market Price per share of Marketable Securities, as the case may be) times the difference between (x) the maximum number of shares of Common Stock (or shares of Marketable Securities) subject to such Contract at such time and (y) the number of shares of Common Stock (or shares of Marketable Securities) pledged as collateral at such time; and (C) at any time after a Reorganization Event in which consideration other than Marketable Securities shall have been delivered, failure of any U.S. Government obligations pledged in respect of Cash Delivery Obligations to have a market value at such time of at least 105% of such Cash Delivery Obligations, if such failure shall not be cured within one business day after notice thereof is delivered to such Seller.

      The occurrence of a Collateral Event of Default under a Collateral Agreement, or the bankruptcy or insolvency of a Seller, will cause an automatic acceleration of such Seller's obligations under its Contract. In any such event, such Seller will become obligated to deliver the initial number of shares of Common Stock (or, after a Reorganization Event, the Marketable Securities or cash or a combination thereof deliverable in respect thereof) subject to such Seller's Contract, or any U.S. Government obligations then pledged in respect thereof.

      Upon any acceleration under a Collateral Agreement, (i) the Collateral Agent will distribute to the Trust, for distribution pro rata to the Holders, the shares of Common Stock then pledged by the Defaulting Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by the Defaulting Seller, or a combination thereof (or, after a Reorganization Event, the Marketable Securities then pledged by the Defaulting Seller, cash generated from the liquidation of U.S. Government obligations then pledged by the Defaulting Seller, or a combination thereof) and (ii) the Custodian will liquidate a proportionate amount of the U.S. Treasury securities acquired by the Trust at closing and then held by the Trust and distribute the proceeds pro rata to the Holders. Following any distributions upon acceleration and liquidation in accordance with the foregoing sentence, the number of shares of Common Stock or Marketable Securities, as applicable, deliverable to Holders on the Exchange Date will be proportionately reduced. In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by Common Stock (or, after a Reorganization Event, cash or Marketable Securities) sufficient to meet the obligations under any Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders the market value of the Common Stock required to be delivered thereunder, in the form of any shares of Common Stock then pledged by the Sellers plus cash generated from the liquidation of U.S. Government obligations then pledged by the Sellers (or, after a Reorganization Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged). See "-- Trust Termination".

      DESCRIPTION OF THE SELLERS. The Sellers are (1) Eugene Applebaum Living Trust, (2) Eugene Applebaum, (3) Eugene Applebaum GST Trust, (4) The Eugene Applebaum Family Foundation, (5) Trust for the benefit of Lisa S. Applebaum, (6) Trust for the benefit of Pamela A. Applebaum, (7) Marcia C. Applebaum, (8) Eugene Applebaum 401 (K) Plan Stock Account, and (9) Eugene Applebaum IRA Account. Reference is made to the caption "Selling Shareholders" in the Company's prospectus for information about the Sellers.

THE U.S. TREASURY SECURITIES

      The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the Securities and the payment dates thereof. Up to 30% of the Trust's total assets may be invested in these U.S. Treasury Securities. Additional U.S. Treasury securities may be transferred to the Trust in connection with an extension of the Exchange Date to August __, 2001. In the event that any Contract is accelerated, then a proportionate amount of such U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with the amounts distributed upon acceleration. See "-- Collateral Arrangements; Acceleration" and "-- Trust Termination".

TEMPORARY INVESTMENTS

      For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day preceding the next following distribution date. Not more than 5% of the Trust's total assets will be invested in such short-term obligations or held in cash at any one time.

INVESTMENT RESTRICTIONS

      As a matter of fundamental policy, the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contracts and the Common Stock or other assets received pursuant to the Contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the Securities; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts including futures contracts; or make loans (other than the purchase of stripped U.S. Treasury securities as described in this Prospectus). The Trust also has adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.

      Because of the foregoing limitations, the Trust's investments will be concentrated in the chain drugstore industry, which is the industry in which the Company operates. The Trust is not permitted to purchase restricted securities.

TRUST TERMINATION

       The Trust will terminate automatically on or shortly after the Exchange Date. Alternatively, in the event that all Contracts are accelerated, then any U.S. Treasury securities then held in the Trust shall be liquidated by the Administrator and the proceeds distributed pro rata to the Holders, together with the amounts distributed upon acceleration, and the Trust shall be terminated. See "-- Collateral Arrangements; Acceleration" and "-- The U.S. Treasury Securities".


                                  RISK FACTORS

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

       The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust. As a result, the Trust will continue to hold the Contracts despite significant declines in the market price of the Common Stock or adverse changes in the financial condition of the Company (or, after a Reorganization Event, comparable developments affecting any Marketable Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.

LIMITED APPRECIATION POTENTIAL; COMMON STOCK DEPRECIATION RISK

      The Trust anticipates that on the Exchange Date, it will receive the Common Stock deliverable pursuant to the Contracts, which it will then distribute to Holders. Although the yield on the Securities is higher than the current dividend yield on the Common Stock, there is no assurance that the yield on the Securities will be higher than the dividend yield on the Common Stock over the term of the Trust. In addition, because the Contracts call for the Sellers to deliver less than the full number of shares of Common Stock subject to the Contracts where the Average Market Price exceeds the Initial Price (and therefore less than one full share of Common Stock for each outstanding Security), the Securities have more limited appreciation potential than the Common Stock. Therefore, the Securities may trade below the value of the Common Stock if the Common Stock appreciates in value. The value of the Common Stock to be received by Holders on the Exchange Date (and any cash received in lieu thereof) may be less than the amount paid for the Securities. Holders of Securities will realize the entire decline in value if the Average Market Price is less than the price to public per Security shown on the cover page hereof.

DILUTION ADJUSTMENTS; SHAREHOLDER RIGHTS

      The number of shares of Common Stock that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies -- The Contracts -Dilution Adjustments". The number of shares to be received by Holders may not be adjusted for other events, such as offerings of Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Common Stock and, because of the relationship of the amount to be received pursuant to the Contracts to the price of the Common Stock, such other events may adversely affect the trading price of the Securities. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Common Stock in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Common Stock by Holders as a result of the exchange of the Securities for the Common Stock, Holders will not be entitled to any rights with respect to the Common Stock (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).

TRADING VALUE; LISTING

      The Trust is a newly organized closed-end investment company with no previous operating history and the Securities are innovative securities. It is not possible to predict how the Securities will trade in the secondary market. The trading price of the Securities may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control. The Trust believes, however, that because of the yield on the Securities and the formula for determining the number of shares of Common Stock to be delivered on the Exchange Date, the Securities will tend to trade at a premium to the market value of the Common Stock to the extent the Common Stock price falls and at a discount to the market value of the Common Stock to the extent the Common Stock price rises. There can, however, be no assurance that the Securities will trade at a premium to the market value of the Common Stock.

      Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing investments in a closed-end investment company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial public offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

      Goldman Sachs currently intends, but is not obligated, to make a market in the Securities. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders with liquidity of investment or that it will continue for the life of the Securities. Goldman Sachs may cease to make a market in the Securities at any time without notice. Application will be made to list the Securities on the NYSE. Assuming the acceptance of such application, there can be no assurance that the Securities will not later be delisted or that trading in the Securities on the NYSE will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the Securities on another national securities exchange or for quotation on another trading market. If the Securities are not listed or traded on any securities exchange or trading market, or if trading of the Securities is suspended, pricing information for the Securities may be more difficult to obtain, and the price and liquidity of the Securities may be adversely affected.

NON-DIVERSIFIED STATUS

      The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Since the only assets held or received by the Trust will be U.S. Treasury securities and the Contracts or other assets consistent with the terms of the Contracts, the Trust will be subject to greater risk than would be the case for an investment company with diversified investments.


                          DESCRIPTION OF THE SECURITIES

      Each Security represents an equal proportional interest in the Trust, and a total of _______ Securities will be issued (assuming no exercise of the Underwriters' overallotment option). Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. The Securities have no preemptive, redemption or conversion rights. Securities are fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the Securities offered hereby and those sold to the initial Holder referred to below. See "Underwriting".

      Holders are entitled to a full vote for each Security held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Goldman Sachs, as the initial Holder of Securities of the Trust. The Trust intends to hold annual meetings as required by the rules of the NYSE. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Amended and Restated Trust Agreement. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Securities, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the Holders of record of 10% of the Securities or to vote on other matters upon the written request of the Holders of record of 51% of the Securities (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the Holders in writing of, the record date for each such meeting which shall be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The Trust will also assist in communications with other Holders as required by the Investment Company Act.

      In calculating the net asset value of the Trust as required by the Investment Company Act, the Amended and Restated Trust Agreement provides that
(i) the Treasury Securities will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees, (ii) short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest receivable and (iii) the Contracts will be valued on the basis of the bid price received by the Trust in respect of the Contracts, or any portion thereof covering not less than 1,000 shares, from an independent broker-dealer firm unaffiliated with the Trust to be named by the Trustees who is in the business of making bids on financial instruments similar to the Contracts and with terms comparable thereto, or if such a bid quotation is not available, as determined in good faith by the Trustee.

BOOK-ENTRY-ONLY ISSUANCE

      The Depository Trust Company ("DTC") will act as securities depository for the Securities. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities offered hereby will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificates will be issued, representing in the aggregate the total number of Securities, and will be deposited with DTC.

      DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").

      Purchases of Securities within the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of a Security ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except upon a resignation of DTC.

      DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

      Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Trust, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

      Except as provided herein, a Beneficial Owner of an interest in a global Security will not be entitled to receive physical delivery of Securities. Accordingly, each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

      DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Trust. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered.


                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

       The Trust will be internally managed by three Trustees, none of which is an "interested person" of the Trust as defined in the Investment Company Act. Under the provisions of the Code applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the U.S. Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and termination of the Trust.

      The names of the persons who have been elected by Goldman Sachs, the initial Holder of the Trust, and who will serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.


                                                                                       PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                                     TITLE                       DURING PAST FIVE YEARS
---------------------                                     -----                       ----------------------

                                                  MANAGING TRUSTEE



                                                  TRUSTEE




                                                  TRUSTEE

      Each Trustee who is not a director, officer or employee of any Underwriter or the Administrator, or of any affiliate thereof, will be paid by the Sellers, on behalf of the Trust, in respect of its annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $________. The Trust's Managing Trustee will also receive an additional up-front fee of $_________ for serving in that capacity. The Trustees will not receive, either directly or indirectly, any other compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

      The day-to-day affairs of the Trust will be managed by ____________________ as Trust Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on Securities as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of Holders. The Administrator, however, will not select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of a Contract or the settlement of the Contracts and upon termination of the Trust), subject to the Sellers' right to repurchase U.S. Treasury securities transferred to the Trust in connection with an extension of the Exchange Date.

      The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

      Except for its roles as Administrator, Custodian, Paying Agent, registrar and transfer agent for the Trust, ____________________ has no other affiliation with, and is not engaged in any other transactions with, the Trust.

      The address of the Administrator is ___________________________________.

CUSTODIAN

      The Trust's custodian (the "Custodian") is ____________________ pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as collateral agent under the Collateral Agreements and will hold a perfected security interest in the Common Stock and U.S. Government obligations or other assets consistent with the terms of the Contracts.

PAYING AGENT

      The transfer agent, registrar and paying agent (the "Paying Agent") for the Securities is _______________________ pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

       The Trust will indemnify each Trustee, the Paying Agent, the Administrator and the Custodian, with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) that it may incur in acting as Trustee, Paying Agent, Administrator or Custodian, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Goldman Sachs has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Goldman Sachs will in turn be reimbursed by the Sellers for all such reimbursements paid by it.

DISTRIBUTIONS

      The Trust intends to distribute to Holders on a quarterly basis an amount equal to $ . per Security (which amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust). The first distribution, reflecting the Trust's operations from the date of this offering, will be made on August __, 1998 to Holders of record as of August __, 1998. Thereafter, distributions will be made on February __, May __, August __ and November __, of each year to Holders of record as of each February __, May __, August __ and November __, respectively. A portion of each such distribution should be treated as a tax-free return of the Holder's investment. See "Investment Objective and Policies -- Tax Treatment of Distributions" and "Certain Federal Income Tax Considerations -- Recognition of Interest on the U.S. Treasury Securities".

      Upon termination of the Trust, as described under the caption "Investment Objective and Policies -- Trust Termination", each Holder will receive any remaining net assets of the Trust, subject to the Sellers' right to repurchase U.S. Treasury securities transferred to the Trust in connection with an extension of the Exchange Date.

      The Trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

      At the closing of this offering the Sellers will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, Securities certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the Securities for sale in the various states. Organization costs of the Trust in the amount of $__________ and estimated costs of the Trust in connection with the initial registration and public offering of the Securities in the amount of $_______ will be paid by the Sellers.

      The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by the Sellers or, in the event of failure by the Sellers to pay such amounts, the Trust, which will reduce the amount available to distribute to Holders.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion of the principal United States federal income tax consequences of ownership of Securities represents the opinion of Sullivan & Cromwell, counsel to the Trust. It deals only with Securities held as capital assets by a Holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering, and not with special classes of Holders, such as dealers in securities or currencies, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold Securities that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change or different interpretation at any time, perhaps with retroactive effect. It should be noted that the Trust has not sought a ruling from the Internal Revenue Service with respect to the federal income tax consequences of ownership of Securities, and the opinion of counsel of Sullivan & Cromwell is not binding on the Internal Revenue Service.

      Prospective purchasers of Securities should consult their own tax advisors concerning the consequences, in their particular circumstances, under the Code and the laws of any state, local or other taxing jurisdiction, of ownership of Securities.

      A United States Holder is a beneficial owner of Securities who or that is
(i) a citizen or resident of the United States, (ii) a domestic corporation or
(iii) otherwise subject to United States federal income taxation on a net income basis in respect of Securities.

      Holders should also be aware that there are alternative characterizations of the assets of the Trust which could result in different federal income tax consequences. See "Alternative Characterizations" below. While Sullivan & Cromwell does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and Holders should consult their tax advisors concerning the risks associated with alternative characterizations. The following discussion assumes that no such alternative characterizations will apply.

      TAX STATUS OF THE TRUST. The Trust will be treated as a grantor trust for federal income tax purposes, and each Holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contracts in the Trust under the grantor trust rules of the Code. Income received by the Trust will be treated as income of the Holders in the manner set forth below.

      RECOGNITION OF ORIGINAL ISSUE DISCOUNT ON THE U.S. TREASURY SECURITIES. The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each U.S. Treasury security initially acquired by the Trust as a bond that was originally issued on the date the Trust acquired the relevant U.S. Treasury securities and will include original issue discount in income over the life of the U.S. Treasury securities in an amount equal to the Holder's pro rata portion of the excess of the amounts payable on such U.S. Treasury securities over the value of the U.S. Treasury securities at the time the Trust acquires them. The amount of such excess will constitute only a portion of the total amounts payable in respect of U.S. Treasury securities held by the Trust, however. Consequently, a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See "Investment Objective and Policies -- Tax Treatment of Distributions".

      A Holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the Holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the Holders as it is accrued. Unless a Holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis.

      EXTENSION OF THE EXCHANGE DATE. Holders should not be required to include any amounts in income upon the Trust's receipt of additional U.S. Treasury Securities as a result of the extension of the Exchange Date by a Seller and should not be required to include any original issue discount in respect of such U.S. Treasury Securities.

      Although there is no direct authority for the treatment of the cash distribution paid on the Securities on the extended Exchange Date, it is likely that such distribution should not be considered income to a Holder upon receipt, but instead should be considered to reduce a Holder's basis with respect to such Holder's pro rata portion of the Contracts held by the Trust, by analogy to the treatment of rebates or option premiums. If such treatment is respected, receipt of the cash distribution on the extended Exchange Date will increase the amount of gain (or decrease the amount of loss) recognized by a Holder on a subsequent sale or other disposition of the Contracts or the Common Stock (including a disposition pursuant to cash settlement of the Contracts). Because there can be no assurance that the Internal Revenue Service will agree with this characterization of the cash distribution paid on the extended Exchange Date, Holders are urged to consult their tax advisors concerning the tax consequences of receiving such payment.

      TAX BASIS OF THE U.S. TREASURY SECURITIES AND THE CONTRACTS. A Holder's initial tax basis in the Contracts and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust. It is currently anticipated that % and % of the net proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payments for the Contracts, respectively. A Holder's tax basis in the U.S. Treasury securities will be increased by the amounts of original issue discount included in income in respect of U.S. Treasury securities and decreased by each amount of cash received in respect of U.S. Treasury securities. A Holder's tax basis in the Contracts will be reduced by the receipt of any cash distributions paid by the Sellers as a result of an extension of the Exchange Date (See " -- Extension of the Exchange Date," above).

      TREATMENT OF THE CONTRACTS. Each Holder will be treated as having entered into a pro rata portion of the Contracts and, at the Exchange Date, as having received a pro rata portion of the Common Stock or cash, Marketable Securities or a combination thereof delivered to the Trust.

      DISTRIBUTION OF THE COMMON STOCK. The delivery of Common Stock to the Trust pursuant to the Contracts and the Trust's distribution of Common Stock to the Holders will not be taxable to the Holders. Each Holder's basis in its Common Stock will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any fractional shares of Common Stock for which cash is received. A Holder will recognize short-term capital gain or loss upon receipt by the Trust of cash in lieu of fractional shares of Common Stock equal to the difference between the Holder's allocable portion of the amount of cash received and the Holder's basis in such fractional shares. The holding period for the Common Stock will begin on the day after it is acquired by the Trust.

      DISTRIBUTION OF CASH. If the Trust receives cash upon settlement of the Contracts, a Holder will recognize capital gain or loss equal to the difference between the Holder's allocable portion of the amount of cash received and the Holder's basis of the Contracts settled therefor. Any gain or loss will be capital gain or loss which is taxable to Holders as described below under "Sale of Securities".

      SALE OF SECURITIES. A Holder who sells Securities will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contracts underlying the Securities. The Holder will therefore recognize capital gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contracts. Any gain or loss will be long-term capital gain or loss if the Trust has held the relevant property for more than one year Long-term capital gain of an individual Holder will be subject to a maximum tax rate of 28% in respect of property held for more than one year. The maximum rate is reduced to 20% in respect of property held in excess of 18 months.

      ALTERNATIVE CHARACTERIZATIONS. Sullivan & Cromwell believes the Contracts should be treated for federal income tax purposes as prepaid forward contracts for the purchase of a variable number of shares of Common Stock.

      The Internal Revenue Service could conceivably seek to treat the Contracts differently. The Internal Revenue Service might, for example, seek to treat the cash paid to the Sellers pursuant to the Contracts as loans to the Sellers in exchange for contingent debt obligations of the Sellers. If the Internal Revenue Service were to prevail in making such an assertion, a Holder might be required to include original issue discount in income over the life of the Securities at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances. In addition, a Holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the Common Stock received on the Exchange Date (or the proceeds from cash settlement of the Contracts) over the aggregate of the basis of the Contracts and any interest on the Contracts previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received). The Internal Revenue Service could also conceivably take the view that a Holder should include in income the amount of cash actually received each year in respect of the Securities.

      BACKUP WITHHOLDING AND INFORMATION REPORTING. The payments of principal and original issue discount on the U.S. Treasury securities, and the proceeds received from cash settlement of the Contracts or the sale of Securities may be subject to U.S. backup withholding tax at the rate of 31% if the Holder thereof fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against such Holder's U.S. federal income tax liability and may entitle such Holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

      After the end of each calendar year, the Trust will furnish to each record Holder of Securities an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust. The Trust will also furnish annual information returns to each record Holder of the Securities and to the Internal Revenue Service.


                                  UNDERWRITING

      Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to Goldman Sachs, as Underwriters, and the Underwriters agreed to purchase from the Trust, _________ Securities.

      Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take and pay for all of the Securities offered hereby, if any are taken.

      The Underwriters propose to offer the Securities in part directly to the public at the price to the public set forth on the cover page of this Prospectus and in part to certain securities dealers at such price less a concession of $ per Security. The Underwriters may allow, and such dealers may re-allow, a concession not in excess of $ per Security to certain brokers and dealers. After the Securities are released for sale to the public, the offering price and other selling terms may from time to time be varied by the Underwriters. The sales load of $__________ per Security is equal to ____% of the initial public offering price. Investors must pay for any Securities purchased in the initial public offering on or before May __, 1998.

      In connection with the offering, the Underwriters may purchase and sell the Securities and the Common Stock in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with the offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the securities or the Common Stock; and short positions created by the Underwriters involve the sale by the Underwriters of a greater number of Securities than they are required to purchase from the Trust in the offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Securities sold in the offering may be reclaimed by the syndicate if such securities are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Securities which may be higher than the price that might otherwise prevail in the open market, and these activities, if commenced, may be discontinued at any time. These transactions may be effected on the NYSE, in the over-the-counter market or otherwise.

      In light of the fact that proceeds from the sale of the Securities will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriters the Underwriters' Compensation of $ per Security.

      The Trust has granted the Underwriters an option exercisable for 30 calendar days after the date of this Prospectus to purchase up to an aggregate of _______ additional Securities solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' Compensation referred to above for each Security so purchased.

      The Sellers and the Company have agreed that, during the period beginning from the date of this Prospectus and continuing to and including the date 90 days after the date of this Prospectus, they will not offer, sell, contract to sell or otherwise dispose of any Common Stock or other securities of the Company (other than pursuant to employee stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding, on the date of this Prospectus) which are substantially similar to the Common Stock or which are convertible or exchangeable into Common Stock or other securities which are substantially similar to the Common Stock, without the prior written consent of Goldman Sachs.

      The Securities will be a new issue of securities with no established trading market. Application has been made to list the Securities on the NYSE. Goldman Sachs have advised the Company that they intend to make a market in the Securities, but they are not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Securities.

      Goldman Sachs has informed the Trust that it will not confirm sales to any accounts over which it exercises discretionary authority without specific written approval of such transactions by the customer.

      The Company and the Sellers have agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933. The Underwriters have agreed to pay certain expenses of the Trust.

      One Security has been subscribed for by Goldman Sachs at an aggregate purchase price of $100.00. No Securities will be sold to the public until the Securities subscribed for have been purchased and the purchase price thereof paid in full to the Trust.


                             VALIDITY OF SECURITIES

      The validity of the Securities will be passed upon for the Trust and the Underwriters by their counsel, Sullivan & Cromwell, New York, New York.


                                     EXPERTS

      The financial statement included in this Prospectus has been audited by _______________, independent accountants, as stated in their opinion appearing herein, and has been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


                               FURTHER INFORMATION

      The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities offered hereby. Further information concerning the Securities and the Trust may be found in the Registration Statement of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. Such Registration Statement is also available on the Commission's website (http://www.sec.gov).

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Securityholders of CVS Automatic Common Exchange Security Trust:

      We have audited the accompanying statement of assets and liabilities of CVS Automatic Common Exchange Security Trust as of May __, 1998. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statement provides a reasonable basis for our opinion.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of CVS Automatic Common Exchange Security Trust, as of May __, 1998 in conformity with generally accepted accounting principles.




New York, New York
May __, 1998

                  CVS AUTOMATIC COMMON EXCHANGE SECURITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY __, 1998

                                     ASSETS
Cash................................................................    $   100
                                                                        -------
Total assets........................................................    $   100
                                                                        =======

                                   LIABILITIES
 ....................................................................    $     0
                                                                        -------
NET ASSETS
Balance applicable to 1 Security outstanding........................    $   100
                                                                        -------
Net asset value per Security........................................    $   100
                                                                        =======

(1) CVS Automatic Common Exchange Security Trust (the "Trust") was established on December 5, 1997 and has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. Costs incurred in connection with the organization of the Trust will be paid by the Underwriters.

(2) The Trust proposes to sell Trust Automatic Common Exchange Securities (the "Securities") to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

      The Trust is a newly organized, finite-term trust established to purchase and hold a portfolio of stripped U.S. treasury securities and a forward purchase contract with existing shareholders of CVS Corporation relating to the Common Stock of CVS Corporation. The Trust will be internally managed and will not have an investment adviser. The administration of the Trust, which will be overseen by the trustees, will be carried out by __________ as trust administrator. ________ will also serve as custodian, paying agent, registrar and transfer agent with respect to the Securities. Ongoing fees and anticipated expenses for the term of the Trust will be paid for by ____________________.

(3) The Trust issued one Security on May __, 1998 to Goldman, Sachs & Co. in consideration for the aggregate purchase price of $100.

      The Amended and Restated Trust Agreement provides that prior to the offering, the Trust will split the outstanding Security to be effected on the date that the price and underwriting discount of the Securities being offered to the public is determined, but prior to the sale of the Securities to Goldman, Sachs & Co. The initial Security will be split into the smallest whole number of Securities that would result in the per Security amount recorded as shareholders' equity after effecting the split not exceeding the Public Offering price per Security.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR MAKE ANY REPRESENTATIONS OTHER
THAN THOSE CONTAINED IN THIS PROSPECTUS, AND           _________ SHARES
IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFER TO SELL OR A
SOLICITATION OF ANY OFFER TO BUY ANY
SECURITIES OTHER THAN THE SECURITIES TO
WHICH IT RELATES OR ANY OFFER TO SELL OR THE              CVS AUTOMATIC
SOLICITATION OF ANY OFFER TO BUY SUCH                    COMMON EXCHANGE
SECURITIES IN ANY CIRCUMSTANCES IN WHICH                 SECURITY TRUST
SUCH OFFER OR SOLICITATION IS UNLAWFUL.


        TABLE OF CONTENTS                       $ . TRUST-AUTOMATIC-COMMON
                                     PAGE           EXCHANGE SECURITIES
                                     ----             (TRACES(TM)/(SM))
Prospectus Summary...................  3
The Trust............................  9
Use of Proceeds......................  9
Investment Objective and Policies....  9                  PROSPECTUS
Risk Factors......................... 19
Description of the Securities........ 20
Management and Administration of the
 Trust............................... 22
Certain Federal Income Tax
 Considerations...................... 25
Underwriting......................... 27
Validity of Securities............... 28
Experts.............................. 28
Further Information.................. 29
Report of Independent Accountants.... 30
Statement of Assets and Liabilities.. 31

  UNTIL JUNE , 1998 (25 DAYS AFTER THE DATE
OF THIS PROSPECTUS) ALL DEALERS EFFECTING
TRANSACTIONS IN THE SECURITIES, WHETHER
OR NOT PARTICIPATING IN THIS DISTRIBUTION,
MAY BE REQUIRED TO DELIVER A PROSPECTUS.             GOLDMAN, SACHS & CO.
THIS IS IN ADDITION TO THE OBLIGATION OF
DEALERS TO DELIVER A PROSPECTUS WHEN
ACTING AS UNDERWRITERS AND WITH RESPECT TO
THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

       (a)     Financial Statements
               Part A --     Report of Independent Accountants.
                            Statement of Assets and Liabilities.
               Part B --     None.
       (b)     Exhibits
               2.a.(i)      Trust Agreement**
               2.a.(ii)     Form of Amended and Restated Trust Agreement*
               2.d          Form of Specimen Certificate of Trust Automatic
                            Common Exchange Security (included in
                            Exhibit 2.a.(ii))*
               2.h          Form of Underwriting Agreement*
               2.j          Form of Custodian Agreement*
               2.k.(i)      Form of Administration Agreement*
               2.k.(ii)     Form of Paying Agent Agreement*
               2.k.(iii)    Form of Purchase Contract*
               2.k.(iv)     Form of Collateral Agreement*
               2.k.(v)      Form of Fund Expense Agreement*
               2.k.(vi)     Form of Fund Indemnity Agreement*
               2.l          Opinion and Consent of Counsel to the Trust*
               2.n.(i)      Tax Opinion of Counsel to the Trust (Consent
                            contained  in Exhibit 2.n.(i))*
               2.n.(iii)    Consent of Independent Public Accountants*
               2.n.(iv)     Consents to Being Named as Trustee*
               2.p          Form of Subscription Agreement*
               2.r          Financial Data Schedule*

  *  To be Filed by Amendment.
  **  Previously Filed.


ITEM 25.  MARKETING ARRANGEMENTS

       See the Form of Underwriting Agreement to be filed as Exhibit 2.h to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

       The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees..................................................... $
New York Stock Exchange listing fee...................................
Printing (other than certificates)....................................
Fees and expenses of qualification under state securities laws
  (excluding fees of counsel).........................................
Accounting fees and expenses..........................................
Legal fees and expenses...............................................
NASD fees.............................................................
Miscellaneous.........................................................
Total................................................................. $
                                                                       ========

ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Prior to December 5, 1997 the Trust had no existence. As of the effective date, the Trust will have entered into a Subscription Agreement for one Security with Goldman, Sachs & Co. and an Underwriting Agreement with respect to _________ Securities with Goldman, Sachs & Co.


ITEM 28. NUMBER OF HOLDERS OF SECURITIES

                                                                    NUMBER OF
TITLE OF CLASS                                                   RECORD HOLDERS
Trust Automatic Common Exchange Securities......................        1

ITEM 29. INDEMNIFICATION

      The Underwriting Agreement, to be filed as Exhibit 2.h to this Registration Statement, provides for indemnification to the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

      The Amended and Restated Trust Agreement filed as Exhibit 2.a.(ii) to this Registration Statement provides for indemnification to each Trustee against any claim or liability incurred in acting as Trustee of the Trust, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties. The Custodian Agreement, Administration Agreement and Paying Agent Agreement filed as Exhibits 2.j, 2.k.(i) and 2.k.(iii) to this Registration Statement provide for indemnification to the Custodian, Administrator and Paying Agent against any loss or expense incurred in the performance of their obligations under the respective agreements, unless such loss or expense is due to willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund Indemnity Agreement filed as
Exhibit 2.k.(vi) to this Registration Statement provides that Goldman Sachs will indemnify the Trust for certain indemnification expenses incurred under the Amended and Restated Trust Agreement, the Custodian Agreement, the Administration Agreement and the Paying Agent Agreement.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Not Applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The Trust's accounts, books and other documents are currently located at the offices of the Registrant, c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 and at the offices of ____________________, __________________________________________, the Registrant's Administrator,
Custodian, paying agent, transfer agent and registrar.

ITEM 32. MANAGEMENT SERVICES

      Not applicable.

ITEM 33. UNDERTAKINGS

      (a) The Registrant hereby undertakes to suspend offering of its units until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (b) The Registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 8th day of May, 1998.

                                              CVS AUTOMATIC COMMON
                                              EXCHANGE SECURITY TRUST


                                              By: /s/ Paul S. Efron
                                                  -----------------------------
                                                  Paul S. Efron
                                                    Trustee

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person, in the capacities and on the date indicated.


            NAME                             TITLE                         DATE

/s/ Paul S. Efron                 Principal Executive Officer,  May 8, 1998
-----------------------------     Principal Financial Officer,
Paul S. Efron                     Principal Accounting Officer
                                  and Trustee

                                  EXHIBIT INDEX


                                                                     SEQUENTIAL
EXHIBIT                                                                 PAGE
NUMBER                        DESCRIPTION                              NUMBER
-------                       -----------                            ----------
2.a.(i)    Trust Agreement**
2.a.(ii)   Form of Amended and Restated Trust Agreement*
2.d        Form of Specimen Certificate of Trust Automatic Common
            Exchange Security (included in Exhibit 2.a.(ii))*
2.h        Form of Underwriting Agreement*
2.j        Form of Custodian Agreement*
2.k.(i)    Form of Administration Agreement*
2.k.(ii)   Form of Paying Agent Agreement*
2.k.(iii)  Form of Purchase Contract*
2.k.(iv)   Form of Collateral Agreement*
2.k.(v)    Form of Fund Expense Agreement*
2.k.(vi)   Form of Fund Indemnity Agreement*
2.l        Opinion and Consent of Counsel to the Trust*
2.n.(i)    Tax Opinion of Counsel to the Trust (Consent
           contained in Exhibit 2.n.(i))*
2.n.(iii)  Consent of Independent Public Accountants*
2.n.(iv)   Consents to Being Named as Trustee*
2.p        Form of Subscription Agreement*
2.r        Financial Data Schedule*

  *   To be Filed by Amendment.
  **   Previously Filed.